SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): November 15, 2002

CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation or organization)		Identification No.)

645 E. Missouri Ave. Suite 400,

Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(602) 265-9200

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Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 1.1

Item 7. Exhibits

                  The following exhibit is filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant, File No. 333-100719, under the Securities Act of 1933, as amended (the “Registration Statement”), and which, because this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

         1.1 Purchase Agreement dated November 15, 2002

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

By:	/s/ DON W. WATSON

Don W. Watson

Senior Vice President

Chief Financial Officer

and Treasurer

DATED: November 19, 2002

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EXHIBIT INDEX

         1.1 Purchase Agreement dated November 15, 2002